SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 16, 2004

McMoRan Exploration Co.

                               Delaware

                      001-07791

                                            72-1424200

                 (State or other

        (Commission

                   (IRS Employer

                  jurisdiction of

         File Number)

                    Identification

                  incorporation or

                    Number)

                  organization)

1615 Poydras Street

New Orleans, Louisiana  70112

Registrant's telephone number, including area code:  (504) 582-4000

Item 5. Other Events and Regulation FD Disclosures

McMoRan Exploration Co. issued a press release dated January 16, 2004 announcing a new $200 million multi-year exploration agreement and updated its Gulf of Mexico drilling activities (Exhibit 99.1).

SIGNATURE

------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

McMoRan Exploration Co.

By:  /s/ C. Donald Whitmire, Jr.

     ------------------------------------

         C. Donald Whitmire, Jr.

    Vice President & Controller –

          Financial Reporting

    (authorized signatory and

     Principal Accounting Officer)

Date:  January 16, 2004

McMoRan Exploration Co.

Exhibit Index

Exhibit

Number

99.1        Press release dated January 16, 2004 “McMoRan Exploration Co. Announces New $200 Million Multi-Year Exploration Agreement and Updates Gulf of Mexico Drilling Activities.”